                              EXCHANGE AGREEMENT


         EXCHANGE AGREEMENT (the "Agreement"), dated as of November 24, 1998, by and among AMBI Inc., a New York corporation, with headquarters located at 4 Manhattanville Road, Purchase, New York 10577 (the "Company"), and the investors listed on the Schedule of Investors attached hereto (individually, an "Investor" and collectively, the "Investors").

         WHEREAS:

         A. Each of the Investors owns the number of shares of Series D Preferred Stock, par value $.01 per share (the "Series D Preferred Stock") of the Company as is set forth on the Schedule of Investors attached hereto.

         B. This Agreement is being entered intow by the Company and the Investors pursuant to that certain letter agreement, dated November 11, 1998 (the "Letter Agreement"), between the Company and the Investors, which Letter Agreement described the principal terms set forth in this Agreement. The Company has agreed and each of the Investors, severally and not jointly, has agreed that (i) each Investor will tender all outstanding shares of Series D Preferred Stock (the "Preferred Shares") to the Company and the Company will
(a) exchange the Preferred Shares for shares of a newly created series of preferred stock designated Series F Convertible Preferred Stock (the "Series F Preferred Stock"), which shall be convertible into shares of the Company's Common Stock, par value $.005 per share (the "Common Stock") (as converted, the "Conversion Shares"), subject to reduction pursuant to Section 9(q) in accordance with the terms of the Company's Amended Certificate of Incorporation (the "Amended Certificate") substantially in the form attached hereto as Exhibit A, and (b) convert the dividends accrued on the Preferred Shares through the Closing Date (as defined below) into that number of shares of Common Stock, which is equal to the quotient determined by dividing such accrued amount by $.7606 (the "Restructuring Shares") and (ii) the Company will reset the exercise price for the warrants of the Company (the "Warrants"), issued pursuant to the terms of the Securities Purchase Agreement dated May 8, 1997 by and between the Company and the purchasers listed on the execution pages thereof, to $1.25. The Series F Preferred Stock and the Restructuring Shares shall be allocated among the Investors pro rata based on the number of shares of Series D Preferred Stock set forth on the Schedule of Investors attached hereto (the "Pro Rata Allocation"). The rights and preferences of the Series F Preferred Stock, including the terms on which the Series F Preferred Stock may be converted into Common Stock, are set forth in the Amended Certificate, which shall have been executed, acknowledged, filed, recorded and become effective in accordance with the Business Corporation Law of the State of New York (the "NYBCL").

         C. The solicitation of this Agreement and, if accepted by the Company, the issuance of Series F Preferred Stock is being made in reliance upon the provisions of Section 3(a)(9) of the Securities Act of 1933, as amended (the "1933 Act"). The shares of

Series F Preferred Stock and the Conversion Shares issuable upon conversion thereof are sometimes collectively referred to in this Agreement as the "Securities."

         D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.


         NOW THEREFORE, the Company and the Investors hereby agree as follows:

1.                AGREEMENT; EXCHANGE, CONVERSION AND AMENDMENT OF
         WARRANTS.

                  1.1 Agreement. Each Investor, severally and not jointly, hereby agrees that at the Closing (as defined below) it will (i) exchange Preferred Shares for shares of Series F Preferred Stock and (ii) convert the accrued dividends on the Preferred Shares into the Restructuring Shares, each in the amounts set forth in the Schedule of Investors and on the terms and conditions set forth herein.

                  1.2 Amendment. The Company and each of the Investors hereby agree that the exercise price of the Warrants is hereby amended by changing the number $2.72244 (which is set forth in the preamble to the Warrants) to $1.25.

                  1.3 Closing Date. The closing of the transactions contemplated hereby (the "Closing") shall occur at the offices of Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693, on the third business day after receipt by each of the Investors of written notice from the Company (the "Closing Notice"), which Closing Notice confirms that the Registration Statement (as defined in the Registration Rights Agreement) has been declared effective by the Securities and Exchange Commission (the "SEC"), or such other date and place as the Company and the Investors shall agree (the "Closing Date") and shall occur only upon the valid issuance and receipt of the Closing Notice and the satisfaction of all of the conditions to the Company's and the Investors' obligations under Sections 6 and 7, respectively, or the waiver thereof by the appropriate party. The Company shall give the Closing Notice no sooner than the first business day after the SEC declares the Registration Statement effective and no later than the third business day after the SEC declares the Registration Statement effective.

                  1.4 Exchange and Conversion Consideration. On the Closing Date, the Company shall issue to each Investor its Pro Rata Allocation of (i) the Series F Preferred Stock and (ii) the Restructuring Shares, each in the denominations as such Investor shall request and in the name of such Investor or its designee.

2.                INVESTOR'S REPRESENTATIONS AND WARRANTIES.

                  Each Investor represents and warrants with respect to only itself that:

                  a. Holding Period. Such Investor (i) purchased the Preferred Shares directly from the Company and (ii) has held the Preferred Shares for more than one year, which period has been calculated as described in Rule 144(d) under the 1933 Act.

                  b. Not an Affiliate. Such Investor is not an "affiliate" (as that term is defined in Rule 405 of the 1933 Act) of the Company.

                  c. Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire such securities.

                  d. Information. Such Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Investor. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect such Investor's right to rely on the Company's representations and warranties contained in Section 3 below. Such Investor understands that its investment in the Securities involves a high degree of risk. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                  e. No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  f. Transfer or Resale. Such Investor understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless
(A) subsequently registered thereunder, (B) such Investor shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or

(C) such Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144");
(ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                  g. Legends. Such Investor understands that the certificates or other instruments representing the Series F Preferred Stock and until such time as the sale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

                  h. Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Investor and is a valid and binding agreement of such Investor enforceable against such Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                  i. Residency. Such Investor is a resident of that country specified in its address on the Schedule of Investors.

3.                REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to each of the Investors that:

                  a. Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results or operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule 3(a), and all such Subsidiaries are 100% wholly-owned by the Company.

                  b. Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5), and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof,
(ii) the execution and delivery of the Transaction Documents and the Amended Certificate by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Series F Preferred Stock and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the

Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) prior to the Closing Date, the Amended Certificate has been filed with the Secretary of State of the State of New York and will be in full force and effect, enforceable against the Company in accordance with its terms.

                  c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 65,000,000 shares of Common Stock, of which as of the date hereof, 26,549,062 shares are issued and outstanding, 3,000,000 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 2,500,000 shares are issuable and reserved for issuance pursuant to securities (other than the Preferred Shares and the shares of Series F Preferred Stock) exercisable or exchangeable for, or convertible into, shares of Common Stock; (ii) 1,000 shares of Series C Preferred Stock, of which as of the date hereof, 222 shares are issued and outstanding; (iii) 100,000 shares of Series D Preferred Stock, of which as of the date hereof; 5,750 shares are issued and outstanding; (iv) 1,500 shares of Series E Preferred Stock, none of which are issued and outstanding as of the date hereof; and (v) 575 shares of Series F Preferred Stock, none of which are issued and outstanding as of the date hereof. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement, and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

                  d. Issuance of Securities. The shares of Series F Preferred Stock are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Amended Certificate. At least 690,000 shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(e) below) have been duly authorized and reserved for issuance upon conversion of the Series F Preferred Stock. Upon conversion in accordance with the Amended Certificate, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act.

                  e. No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Amended Certificate and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Amended Certificate, including, but not limited to, the rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined below)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of or in default under its Amended Certificate, including, but not limited to, the rights of any outstanding series of preferred stock of the Company or By-laws or their organizational charter or by-laws, respectively. Except as disclosed in Schedule 3(e), neither the Company or any of its Subsidiaries is in violation or any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for such violation or default which, individually or in the aggregate, would not have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents or to perform its obligations under the Amended Certificate, in each case in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Principal Market (as defined below), including, without limitation, the requirements set forth in Rule 4460 of the Principal Market.

                  f. SEC Documents; Financial Statements. Since June 30, 1997, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Investors or their respective representatives true and complete list of the SEC Documents, including the filing dates thereof. As of their respective dates, or as subsequently amended, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investors which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its

Subsidiaries or any of their officers, directors, employees or agents have provided the Investors with any material, nonpublic information.

                  g. Absence of Certain Changes. Except as disclosed in
Schedule 3(g), since June 30, 1998 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings. Except as disclosed in Schedule 3(g), since June 30, 1998, the Company has not declared or paid any dividends, sold any assets in excess of $500,000 outside of the ordinary course of business or had capital expenditures in excess of $500,000.

                  h. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, except as set forth in Schedule 3(h).

                  i. Acknowledgment Regarding Investors' Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by any of the Investors or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Investor's purchase of the Securities. The Company further represents to each Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  j. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced (each a "Disclosable Event") and no Disclosable Event is contemplated to occur, except where such Disclosable Event, individually, or in the aggregate is not likely to have a Material Adverse Effect.

                  k. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                  l. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                  m.       Intentionally Omitted.

                  n. Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer, to the best knowledge of the Company and its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

                  o. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(o), none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on
Schedule 3(o), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, copyrights, inventions, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                  p. Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval except in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

                  q. Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(q) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                  r. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

                  s. Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  t. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  u. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the reasonable judgment of the Company's officers has or is currently expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the reasonable judgment of the Company's officers has or is currently expected to have a Material Adverse Effect.

                  v. Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  w. Transactions With Affiliates. Except as set forth on
Schedule 3(w) and in the SEC Documents filed at least ten days prior to the date hereof and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the

Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  x. Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Investors as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Investor's ownership of the Securities.

                  y. Rights Agreement. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                  z. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                aa. No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.


         4.       COVENANTS.

                  a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  b. Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investors at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Investors on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

                  c. Reporting Status. Until the earlier of (i) the date which is one year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Conversion Shares and (B) none of the shares of Series F Preferred Stock is outstanding (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  d. Financial Information. The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within two (2) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) including amendments to any of the foregoing filed pursuant to the 1933 Act, provided that if any such report or registration statement is not filed with the SEC through EDGAR then the Company shall deliver a copy of such report or registration statement to each Investor by facsimile on the same day it is filed with the SEC; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                  e. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares.

                  f. Additional Financing; Right of First Refusal. Subject to the exceptions described below, the Company and its Subsidiaries shall not negotiate or contract with any party for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) in any form ("Future Offerings") during the period beginning on the date hereof and ending on, and including, the first anniversary of the date hereof, unless it shall have first delivered to each Investor or a designee appointed by such Investor written notice (the "Future Offering Notice") describing the proposed Future Offering, including the terms and conditions thereof, and providing each Investor an option to purchase up to its Aggregate Percentage (as defined below) of the securities to be issued in such Future Offering, as of the date of delivery of the Future Offering Notice, in the

Future Offering (the limitations referred to in this and the preceding sentence are collectively referred to as the "Capital Raising Limitations"). For purposes of this Section 4(f), "Aggregate Percentage" at any time with respect to any Investor shall mean the percentage obtained by dividing (i) the aggregate number of the Preferred Shares owned by such Investor as set forth on the Schedule of Investors by (ii) the aggregate number of the Preferred Shares owned by all the Investors as set forth on the Schedule of Investors. An Investor can exercise its option to participate in a Future Offering by delivering written notice thereof to participate to the Company within five
(5) business days after receipt of a Future Offering Notice, which notice shall state the quantity of securities being offered in the Future Offering that such Investor will purchase, up to its Aggregate Percentage, and that number of securities it is willing to purchase in excess of its Aggregate Percentage. In the event that one or more Investors fail to elect to purchase up to each such Investor's Aggregate Percentage, then each Investor which has indicated that it is willing to purchase a number of securities in such Future Offering in excess of its Aggregate Percentage shall be entitled to purchase its pro rata portion (determined in the same manner as described in the preceding sentence) of the securities in the Future Offering which one or more of the Investors have not elected to purchase. In the event the Investors fail to elect to fully participate in the Future Offering within the periods described in this Section 4(f), the Company shall have 60 days thereafter to sell the securities of the Future Offering that the Investors did not elect to purchase, upon terms and conditions, no more favorable to the purchasers thereof than specified in the Future Offering Notice. In the event the Company has not sold such securities of the Future Offering within such 60 day period, the Company shall not thereafter issue or sell such securities without first offering such securities to the Investors in the manner provided in this
Section 4(f). The Capital Raising Limitations shall not apply to (i) a loan from a commercial bank which does not have any equity feature (other than warrants to acquire that number of shares of Common Stock at an aggregate exercise price which is less than 10% of the amount of such loan), (ii) any transaction involving the Company's issuances of securities (A) as consideration in a merger or consolidation, (B) in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or (C) as consideration for the acquisition of a business, product, license or other assets by the Company, (iii) the issuance of Common Stock in a firm commitment, underwritten public offering, (iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or hereafter issued pursuant to clause (v) below, (v) the grant of additional options or warrants, or the issuance of additional securities, (A) under any Company stock option plan, restricted stock plan or stock purchase plan for the benefit of the Company's employees or directors or (B) in connection with services rendered to the Company by accountants, attorneys or consultants. The Investors shall not be required to participate or exercise their right of first refusal with respect to a particular Future Offering in order to exercise their right of first refusal with respect to later Future Offerings.

                  g. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents and the Amended Certificate. The Company shall maintain the Common Stock's authorization for quotation on the Nasdaq National Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. (collectively, the "Principal Market"). Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following business day, provide to each Investor copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(g).

                  h. Expenses. Subject to Section 9(l) below, at the Closing, the Company shall pay a nonaccountable expense allowance of $5,000 to the Investors or their designee(s).

                  i. Filing of Form 8-K. On or before the first (1st) business day following the Closing Date, the Company shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act.

                  j. Transactions With Affiliates. So long as (i) any shares of Series F Preferred Stock are outstanding or (ii) any Investor owns Conversion Shares with a market value equal to or greater than $500,000, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms,
(b) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity,
(ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

                  k. Capital and Surplus; Special Reserves. The Company agrees that the stated capital of the Company (as such term is used in Section 506 of the NYBCL) in respect of the Series F Preferred Stock shall be equal to the aggregate par value of such shares of Series F Preferred Stock. Except in connection with the initial issuance of securities after the date hereof, the Company shall not increase its stated capital with respect to any shares of the Company's capital stock at anytime on or after the date of this Agreement. The amount to be represented in the capital account for the Series F Preferred Stock at all times for each outstanding share of Series F Preferred Stock shall be an amount equal to the product of (i) the Liquidation Preference (as defined in the Amended Certificate) and (ii) 125%.

                  l. Stockholder Approval. At a meeting held on July 15, 1997, the Company held a special meeting of its stockholders, at which meeting the Company's stockholders approved of the Company's issuance of all of the Common Stock issuable upon conversion of the Series D Preferred Stock. The Company further represents that no further stockholder approval is required, pursuant to Nasdaq Rule 4460 or otherwise, for the issuance of all of the Securities as described in this Agreement, including without limitation, the issuance of the Conversion Shares upon conversion of the Series F Preferred Stock.

                  m. Rule 144. The Company shall not, directly or indirectly, dispute or otherwise interfere with any claim by a holder of Series E Preferred Stock that such holder's holding period of any Security for purposes of Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144") relates back (i.e., tacks) to the holding period for the Preferred Shares. The Company acknowledges and agrees that under Rule 144 and noaction letters issued by the SEC, such tacking is permitted.

         5.       TRANSFER AGENT INSTRUCTIONS.

                  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Investor or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by each Investor to the Company upon conversion of the Series F Preferred Stock (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way each

Investor's obligations and agreements set forth in Section 2(g) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If an Investor provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Investor provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Investor and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Investors shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO CONSUMMATE THE RESTRUCTURING.

                  The obligation hereunder of the Company to consummate the Restructuring as contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Investor with prior written notice thereof:

                  a. Such Investor shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

                  b. The Amended Certificate shall have been filed with the Secretary of State of the State of New York.

                  c. Such Investor shall have delivered to the Company (i) certificates representing all shares of Series D Preferred Stock owned by such Investor as of the date of the Closing and (ii) a Notice of Conversion for the Restructuring Shares in accordance with the terms of the Preferred Shares.

                  d. The representations and warranties of such Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing.

         e. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities which prohibits or adversely affects any of the transactions contemplated by this Agreement, nor shall any proceeding have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.


         7.       CONDITIONS TO EACH INVESTOR'S OBLIGATION TO
CONSUMMATE THE RESTRUCTURING.

                  The obligation of each Investor to consummate the Restructuring as contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that these conditions are for each Investor's sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

                  a. The Company shall have executed each of the Transaction Documents and delivered the same to such Investor.

                  b. The Amended Certificate, shall have been duly filed with the Secretary of State of the State of New York, and a copy thereof certified by such Secretary of State shall have been delivered to such Investor.

                  c. The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been suspended by the SEC or the Principal Market and the Conversion Shares shall be listed upon the Principal Market.

                  d. The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in
Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3(c) above, in the form attached hereto as Exhibit C.

                  e. Such Investor shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Investor and in substantially the form of Exhibit D attached hereto.

                  f. The Company shall have (i) (A) executed and delivered to such Investor the certificates representing the Series F Preferred Stock (in such certificate denominations as such Investor shall request and in the name of such Investor or its designee) and (B) duly authorized, validly issued and delivered to such Investor the certificates for the Restructuring Shares, each in the amounts set forth on the Schedule of Investors, subject to reduction as provided in Section 9(q), and (ii) paid to the Investors, or their designee(s), by wire transfer of immediately available funds, the amount provided for in Section 4(h) hereof.

                  g. The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to such Investor.

                  h. The Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  i. The Company shall have delivered to such Investor a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

                  j. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series F Preferred Stock, at least 690,000 shares of Common Stock.

                  k. The Company shall have delivered to such Investor a certified copy of the Certificate of Incorporation, as certified by the Secretary of State of the State of New York within ten days of the Closing Date.

                  l. The Company shall have delivered to such Investor a secretary's certificate, dated as the Closing Date, as to (i) the resolutions described in Section 7(g), (ii) the Certificate of Incorporation, and (iii) the Bylaws, each as in effect at the Closing.

                  m. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

                  n. The Company shall have delivered to such Investor such other documents relating to the transactions contemplated by this Agreement as such Investor or its counsel may reasonably request.

                  o. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely affects any of the transactions contemplated by this Agreement, nor shall any proceeding have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.


                  p. The Company has filed a supplement to the registration statement covering the Warrants and such supplement reflects the amendment to the Warrants pursuant to Section 1.2 hereof.

                  q. The Registration Statement has been declared effective by the SEC, and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending or threatened by the SEC.


         8. INDEMNIFICATION. In consideration of each Investor's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents and the Amended Certificate, the Company shall defend, protect, indemnify and hold harmless each Investor and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnities") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or the Amended Certificate or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or the Amended Certificate or any other certificate, instrument or document contemplated hereby or thereby, (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (e) the status of such

Investor or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         9.       GOVERNING LAW; MISCELLANEOUS.

                  a. Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of New York shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. Entire Agreement; Amendments. Except as set forth in the following sentence, this Agreement, the Transaction Documents and the Amended Certificate supersede all other prior oral or written agreements between the Investors, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, including, without limitation, the Letter Agreement, and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. The Warrants, as amended hereby, the Registration Rights Agreement dated as of May 8, 1997, by and among the Company and the Investors and certain other investors, and the Securities Purchase Agreement dated May 8, 1997, by and among the Company and the Investors and certain other investors, shall remain in full force and effect with respect to the securities and transactions contemplated thereby. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the Series F Preferred Stock then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the shares of Series F Preferred Stock then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or the Amended Certificate unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Series F Preferred Stock, as the case may be.

                  f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  AMBI Inc.
                  4 Manhattanville Road
                  Purchase, New York 10577
                  Telephone: 914-701-4500
                  Facsimile: 914-696-0860
                  Attention: President

         With a copy to:

                  Law Offices of Oscar Folger
                  521 Fifth Avenue, 24th Floor
                  New York, New York 10175
                  Telephone: 212-697-6464
                  Facsimile: 212-697-7833
                  Attention: Oscar Folger, Esq.

         If to the Transfer Agent:

                  American Stock Transfer & Trust Co.
                  6201 15th Avenue
                  Brooklyn, New York 11219
                  Telephone: 718-921-8200
                  Facsimile: 718-331-1852
                  Attention: Herbert Lemmer, Esq.

If to an Investor, to it at the address and facsimile number set forth on the Schedule of Investors, with copies to such Investor's representatives as set forth on the Schedule of Investors, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                  g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the shares of Series F Preferred Stock. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least two-thirds (2/3) of the Series F Preferred Stock then outstanding, including by merger or consolidation, except pursuant to a Major Transaction (as defined in Section 3(c) of the Amended Certificate) with respect to which the Company is in compliance with Section 3 of the Amended Certificate. An Investor may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release such Investor from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption. Notwithstanding anything to the contrary contained in the Transaction Documents, the Investors shall be entitled to pledge the Securities in connection with a bona fide margin account.

                  h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. Survival. Unless this Agreement is terminated under
Section 9(l), the representations and warranties of the Company and the Investors contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in
Section 8, shall survive the Closing. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  j. Publicity. The Company and each Investor shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  l. Termination. In the event that the Closing shall not have occurred on or before five (5) business days from the date hereof due to the Company's or the Investors' failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this
Section 9(l), the Company shall remain obligated to reimburse the nonbreaching Investors for the expenses described in Section 4(h) above.

                  m. Placement Agent. The Company acknowledges that it has not engaged a placement agent in connection with the Restructuring. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

                  n. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  o. Remedies. Each Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and the Amended Certificate and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                  p. Payment Set Aside. To the extent that the Company makes a payment or payments to the Investors hereunder or pursuant to the Amended Certificate or the Investors enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  q. Pre-Closing Conversions. In the event that any of the Investors converts any of the Preferred Shares into shares of Common Stock prior to the Closing Date, such Investor's Pro Rata Allocation of the shares of Series F Preferred Stock shall be reduced by an amount, expressed as a percentage, equal to a fraction, the numerator of which is (A) the number of Preferred Shares set forth opposite such Investor's name on the Schedule of Investors less the number of Preferred Shares held by such Investor as of the Closing Date and (B) the denominator of which is the number of Preferred Shares set forth opposite such Investor's name on the Schedule of Investors.




                                  * * * * * *

         IN WITNESS WHEREOF, the Investors and the Company have caused this Exchange Agreement to be duly executed as of the date first written above.

COMPANY:                                     INVESTORS:

AMBI INC.                                    NP PARTNERS (formerly known as
                                             Nelson Partners)


By:                                          By:
    -------------------------------              -----------------------------
    Name: Fredric D. Price                       Name: Kenneth A. Simpler
    Its:  Chief Executive Officer                Its:  Authorized Signatory

                                             OLYMPUS SECURITIES, LTD.


                                             By:
                                                 -----------------------------
                                                 Name: Kenneth A. Simpler
                                                 Its:  Authorized Signatory


                                               SCHEDULE OF INVESTORS



                                            Investor Address             Number of
        Investor's Name                   and Facsimile Number         Preferred Shares
-------------------------------  ------------------------------------- -----------------
NP Partners (formerly known as   c/o Citadel Investment Group, L.L.C.        2,875
Nelson Partners)                 225 West Washington Street
                                 Chicago, Illinois 60606
                                 Attention:  Kenneth A. Simpler
                                 Facsimile: (312) 338-0780
                                 Telephone: (312) 338-7800
                                 Residence: Illinois

Olympus Securities, Ltd.         c/o Citadel Investment Group, L.L.C.        2,875
                                 225 West Washington Street
                                 Chicago, Illinois 60606
                                 Attention: Kenneth A. Simpler
                                 Facsimile: (312) 338-0780
                                 Telephone: (312) 338-7800
                                 Residence: Illinois


           Investor's Name                                                               Investor's Legal Representatives'
-------------------------------                     Restructuring Consideration           Address and Facsimile Number
                                              ---------------------------------------- -----------------------------------
                                                Shares of        Restructuring
                                                Series F            Shares
                                                Preferred
                                                  Stock
                                              --------------     -------------
NP Partners (formerly known as                  287.5                 (1)                  Katten Muchin & Zavis
Nelson Partners)                                                                           525 W. Monroe Street
                                                                                           Chicago, Illinois 60661-3693
                                                                                           Attention: Robert J. Brantman, Esq.
                                                                                           Facsimile: (312) 902-1061
                                                                                           Telephone: (312) 902-5200

Olympus Securities, Ltd.                        287.5                 (1)                  Katten Muchin & Zavis
                                                                                           525 W. Monroe Street
                                                                                           Chicago, Illinois 60661-3693
                                                                                           Attention: Robert J. Brantman, Esq.
                                                                                           Facsimile: (312) 902-1061
                                                                                           Telephone: (312) 902-5200




(1) The Restructuring Shares are equal to the accrued dividends on the Preferred Shares through the Closing Date divided by $.7606.